UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 08, 2026

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Veradigm Inc. (the “Company”) recently learned that one of its third-party vendors experienced a cybersecurity incident that impacted certain data associated with a small number of the Company’s customers. Based on the Company’s investigation to date, an unauthorized party obtained credentials from the vendor’s environment to a Company application programming interface used by the vendor to provide services on behalf of the Company’s customers. The unauthorized party used these credentials to download copies of certain personal data of patients, including, in some instances, Social Security numbers; no clinical or medical data was involved. The vendor’s compromised credentials provided access only through that limited interface and did not provide access to any other part of the Company’s environment, including the Company’s broader network, servers, databases, or other systems. The incident did not result in any operational disruptions.

The Company promptly initiated its cybersecurity incident response protocols upon learning of the incident and has notified law enforcement. The Company’s investigation is ongoing. The Company is reviewing the affected data, and affected customers and individuals are being notified, with credit monitoring services being offered where applicable.

The Company has not yet determined the extent of any potential liabilities associated with this matter. However, based on the information currently available, the Company does not believe that this incident is reasonably likely to have a material impact on the Company’s business, operations, financial condition, or results of operations.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current beliefs and expectations of the Company with respect to the cybersecurity incident and its impact on the Company’s business, operations and financial results, only speak as of the date that they are made, and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aims,” “hopes,” and “seeks” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, legal, reputational, and financial risks resulting from the cybersecurity incident, including any related regulatory inquiries, litigation, or remediation costs, and other factors contained in “Part 1, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for each of the fiscal years ended December 31, 2024 and December 31, 2023, and the Company’s other filings with the SEC from time to time. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

September 8, 2026	By:	/s/ Eric Jacobson
Eric Jacobson Senior Vice President, Interim General Counsel & Corporate Secretary